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                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                           -------------------------------

                                      FORM 8-K-A

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported) January 29, 1997

                           Commission File Number:  0-14618

                           -------------------------------

                              VECTRA TECHNOLOGIES, INC.
                (Exact name of registrant as specified in its charter)

         Washington                                91-1160888
    (State of incorporation)           (I.R.S. Employer Identification No.)

                          6203 San Ignacio Avenue, Suite 100
                                  San Jose, CA 95119
                       (Address of principal executive offices)

                                    (408) 629-9800
                           (Registrant's telephone number)

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


Item 5 - Other Events

With the sale of VECTRA Technologies, Inc.'s (the "Company") nuclear engineering services business, power services business, and government services business ( collectively , the "Engineering Businesses") in August 1996, VECTRA UK in April 1996 and the Waste Business in January 1997, the Company's current business provides design, licensing, procurement, fabrication, sale and leasing of equipment for the packaging and transportation of high level and low level radioactive waste and nuclear material; and related consulting and engineering services to the commercial nuclear industry worldwide and to the DOE in the U.S. ("Fuel Services"). Because of the Company's reduced size and product lines, the Company's current and future business operations are subject to a number of risks and uncertainties. In evaluating the risks of an investment and any forward-looking information provided by the Company, investors should be aware that the Company's actual results could differ materially from the results discussed in any forward-looking statements because of, among other factors generally affecting companies in the nuclear industry, the following:
(a) the Company is subject to a variety of stringent regulatory agency requirements in the U.S. and foreign countries that affect the manufacturing of its products, and the failure to comply with such requirements may result in litigation, liability or government-ordered shutdowns; (b) the Company's need for working capital and annual and quarterly operating results may vary considerably from period to period as a result of a number of factors, including milestone requirements under customer contracts, and cancellations or delays by customers; ( c ) a substantial portion of the Company's future sales will be to fewer than 15 customers, the loss of any of which would adversely affect the Company's business, results of operations and financial condition; (d) some of the Company's principal competitors may have financial resources greater than the Company, have been active in the nuclear service industry for many years and have extensive relationships with customers in the Company's current area of operations.


Item 7. Financial Statements and Exhibits

(b)  Pro forma financial information

The following unaudited pro forma condensed consolidated balance sheets as of December 31, 1996, give effect to the sale of the Company's low level radioactive waste packaging and transportation services operations (the "Waste Business") as if the sale had been consummated on December 31, 1996. The following unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 1996 give effect to the sales of the Waste Business, VECTRA UK and the Engineering Businesses as if the sales had been consummated at the beginning of that period. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that actually would have occurred if the sales had taken place during such period or that may be attained in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto.

                              VECTRA TECHNOLOGIES, INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               AS OF DECEMBER 31, 1996
                                    (in thousands)
                                     (unaudited)

                                                      HISTORICAL AS       WASTE        PRO FORMA
                                                        PREVIOUSLY     DISPOSITION    AS ADJUSTED
                                                         REPORTED          (1,2)
                                                      -------------    -----------    ------------
ASSETS

Current Assets

  Cash and cash equivalents                            $    2,741        $ 3,430       $    6,171

  Securities available for sale                             1,330           ---             1,330

  Assets held for disposition                               3,430        (3,430)              ---

  Accounts receivable, net of allowance                     7,082           ---             7,082

  Costs and estimated earnings in
    excess of billings on uncompleted contracts             1,153           ---             1,153

  Inventories                                                 251           ---               251

  Prepaid expenses                                            297           ---               297
                                                       -------------    -----------    ------------

    Total Current Assets                                   16,284           ---            16,284
                                                       -------------    -----------    ------------

Property, Plant and Equipment, at cost                      4,937           ---             4,937

  Less accumulated depreciation                            (2,093)          ---            (2,093)
                                                       -------------    -----------    ------------

    Net Property, Plant and Equipment                       2,844           ---             2,844
                                                       -------------    -----------    ------------

Licenses, patents and other intangibles,
  at cost, net of accumulated amortization                  3,600           ---             3,600

Investments and long term prepaid costs                       404           ---               404
Other assets                                                   31           ---                31
                                                       -------------    -----------    ------------

    Total Assets                                       $   23,163           ---        $  23,163
                                                       -------------    -----------    ------------
                                                       -------------    -----------    ------------


                               VECTRA TECHNOLOGIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
                               AS OF DECEMBER 31, 1996
                                    (in thousands)
                                     (unaudited)

                                            HISTORICAL AS          WASTE
                                             PREVIOUSLY         DISPOSITION       PRO FORMA
                                              REPORTED             (1,2)         AS ADJUSTED
                                            -------------       -----------      -----------
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

Notes payable                                      $  400            ---              $  400

Accounts payable                                    5,957            ---               5,957

Accrued payroll and related
expenses                                              715            ---                 715

Other accrued liabilities                           2,041            ---               2,041

Accrued liabilities related to sale of
subsidiaries                                        1,894            ---               1,894

Billings in excess of costs and
estimated earnings on uncompleted
contracts                                             400            ---                 400

                                            -------------       -----------      -----------
Total Current Liabilities                          11,407            ---              11,407
                                            -------------       -----------      -----------

Long term debt                                        ---            ---                 ---

Other long term liabilities                         1,382            ---               1,382
                                            -------------       -----------      -----------
Total Liabilities                                  12,789            ---              12,789
                                            -------------       -----------      -----------

Shareholders' Equity

Common Stock                                       44,960            ---              44,960

Accumulated deficit                               (34,586)           ---             (34,586)
                                            -------------       -----------      -----------
Total Shareholders' Equity                         10,374            ---              10,374
                                            -------------       -----------      -----------

Total Liabilities and Shareholders' Equity      $  23,163         $  ---           $  23,163
                                            -------------       -----------      -----------
                                            -------------       -----------      -----------


                              VECTRA TECHNOLOGIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
                          (in thousands, except share data)

                                     (unaudited)


                                                               PRO FORMA ADJUSTMENTS
                                                          --------------------------------
                                         HISTORICAL AS    ACCOMPLISHED            WASTE        PRO FORMA AS
                                           PREVIOUSLY     DISPOSITIONS(3)    DISPOSITION(4)     ADJUSTED
                                            REPORTED
                                         -------------    --------------     -------------    -------------
Revenues                                 $      68,005     $      46,779     $       8,384     $     12,842

Cost of revenues                                47,864            33,452             5,611            8,801
                                         -------------     -------------     -------------    -------------

  Gross margin                                  20,141            13,327             2,773            4,041
                                         -------------     -------------     -------------    -------------


Operating Expenses

  Research and development
  expenses                                         446                12               ---              434

  Selling, general and
  administrative expenses                       17,428            10,817             3,173            3,438

  Write downs of property, plant
  and equipment and
  intangible assets                              5,841               ---             5,841              ---
                                         -------------     -------------     -------------    -------------

  Total operating expenses                      23,715            10,829             9,014            3,872
                                         -------------     -------------     -------------    -------------

  Operating Income/(Loss)                       (3,574)            2,498            (6,241)             169

Interest expense, net                            2,090             2,090               ---              ---


Loss on sale of subsidiary                      (1,443)           (1,443)              ---              ---
                                         -------------     -------------     -------------    -------------


  Income/(Loss) before income taxes             (7,107)           (1,035)           (6,241)             169

Benefit for income taxes                           (75)              ---               ---              (75)

                                         -------------     -------------     -------------    -------------
  Net Income/(Loss)                      $      (7,032)    $      (1,035)    $      (6,241)   $         244
                                         -------------     -------------     -------------    -------------
                                         -------------     -------------     -------------    -------------


Net Income/(Loss) per share              $       (0.90)    $        (.13)    $       (0.80)   $        0.03
                                         -------------     -------------     -------------    -------------
                                         -------------     -------------     -------------    -------------


Number of shares used to
calculate net Income/(Loss) per share        7,833,527         7,833,527         7,833,527        8,337,325
                                         -------------     -------------     -------------    -------------
                                         -------------     -------------     -------------    -------------

                              VECTRA TECHNOLOGIES, INC.
           NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
                                     (unaudited)




1. Pro forma adjustments related to the pro forma condensed consolidated balance sheet are computed assuming the transactions were consummated on December 31, 1996, and include adjustments that give effect to events that are directly attributable to the MMT transactions and are factually supportable regardless of whether they have a continuing impact or are nonrecurring.

2. Cash and Assets held for disposition reflects the net proceeds of $3.4 million based on a sales price of $3.9 million less estimated selling costs of $.5 million. These selling costs are approximated as follows ($ in thousands):

    Employee related expenses (including termination costs)     $  142
    Rent liability                                                  40
    Legal fees                                                      95
    Contingencies                                                   95
    Allowances                                                      98

                             Total MMT selling costs            $  470


3. Reflects the April 1996 disposition of VECTRA UK and the August 1996 disposition of the Engineering Businesses as if they had occurred at the beginning of 1996.

4. Pro forma historical earnings are not indicative of possible future performance. No assurances can be given, expressed or implied, that the remaining operating business, Fuels Services, can be restructured to be sufficiently profitable to create shareholder value.

                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              VECTRA TECHNOLOGIES, INC.




         April 5, 1997                 By       /s/ Ray A. Fortney
                                            ---------------------------
                                            Ray A. Fortney
                                            President, Chief Executive Officer




         April 5, 1997                 By       /s/ Thomas B. Pfeil
                                            ---------------------------
                                            Thomas B. Pfeil
                                            Chief Financial Officer


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